Filed pursuant to Rule 497(a)

File No. 333-170519

Rule 482ad

Apollo Investment Corporation

Prices Public Offering of $135 Million 6.875% Senior Unsecured Notes Due 2043

New York, NY — June 10, 2013—Apollo Investment Corporation (NASDAQ: AINV) or the “Company,” or “Apollo Investment,” announced today that it has priced an underwritten public offering of $135 million in aggregate principal amount of 6.875% senior unsecured notes due 2043. The notes will mature on July 15, 2043 and may be redeemed in whole or in part at any time or from time to time at our option on or after July 15, 2018. The notes will bear interest at a rate of 6.875% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, with the first interest payment due on October 15, 2013. In conjunction with the offering, the Company has granted the underwriters a 30-day option to purchase up to an additional $20.25 million in principal amount of senior unsecured notes.

Morgan Stanley, BofA Merrill Lynch and UBS Investment Bank are acting as joint book-running managers for this offering. The offering is expected to close on June 17, 2013, subject to customary closing conditions. Apollo Investment intends to apply to list the notes on The New York Stock Exchange and, if the application is approved, expects trading in the notes on The New York Stock Exchange to begin within 30 days from the original issue date under the ticker symbol “AIY.”

Apollo Investment expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Apollo Investment before investing. The preliminary prospectus supplement dated June 10, 2013 and the accompanying prospectus dated September 14, 2012, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Apollo Investment and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release is not an offer to sell any securities of Apollo Investment and is not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by phone at 1-866-718-1649, or e-mailing: prospectus@morganstanley.com. (2) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, 7th Floor, New York, NY 10038, Attention: Prospectus Department, or e-mailing: dg.prospectus_requests@baml.com and (3) UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Specialist, or by phone at 1-877-827-6444, ext. 561 3884.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company provides private debt market solutions to middle market companies in the form of senior secured, mezzanine and asset based loans and may also acquire equity interests. The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager. For more information, please visit http://www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apollolp.com

SOURCE: Apollo Investment Corporation

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